Ultralow Frequency Transmitted Sound Imaging December 2022 Exhibit 99.2

Copyright © 2022 QT Imaging, Inc. All Rights Reserved. Disclaimer About this Presentation This investor presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Proposed Business Combination”) between QT Imaging, Inc. (“QT Imaging™”) and GigCapital5, Inc. (“GigCapital5”) and for no other purpose. The information contained herein does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of QT Imaging or the Proposed Business Combination, and none of GigCapital5, QT Imaging, Northland Capital Markets, a division of Northland Securities, Inc. (“Northland Capital Markets”), or their respective directors, officers, employees, agents, advisors or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation, which has not been verified and is subject to change at any time. Viewers of this Presentation should each make their own evaluation of QT Imaging, the Proposed Business Combination and of the relevance and accuracy of the information and should make such other investigations as they deem necessary. To the fullest extent permitted by law, no responsibility or liability whatsoever is accepted by GigCapital5, QT Imaging, Northland Capital Markets, or their respective directors, officers, employees, agents, advisors or affiliates for any loss howsoever arising, directly or indirectly, from any use of this Presentation or such information or opinions contained herein or otherwise arising in connection herewith. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of GigCapital5, QT Imaging, or any of their respective affiliates, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale would be unlawful. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. Any offer to sell securities will be made either (a) pursuant to a definitive subscription agreement (a “Subscription Agreement”) for GigCapital5 and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), for offers and sales of securities that do not involve a public offering, or (b) with respect to the Proposed Business Combination, by means of a joint proxy statement/prospectus of GigCapital5 (the “GigCapital5 proxy statement/prospectus”) that complies with applicable rules and regulations promulgated under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). GigCapital5, QT Imaging and their respective affiliates reserve the right to withdraw or amend for any reason any offering and to reject any Subscription Agreement for any reason. Any public offering of securities shall be made only by means of a prospectus meeting the requirements of the Securities Act.

Copyright © 2022 QT Imaging, Inc. All Rights Reserved. Disclaimer – Cont. Industry and Market Data Industry and Market data used in this Presentation have been obtained from public sources and third-party industry publications. Such data has not been independently verified by QT Imaging or GigCapital5, and although such data is believed to be reliable, QT Imaging and GigCapital5 cannot assure its accuracy or completeness. The data is also subject to change. You are cautioned not to give undue weight to such industry and market data. Certain information contained in this Presentation relates to or is based on QT Imaging’s own internal estimates and research. While QT Imaging believes its internal research is reliable, such research may not have been or has not been verified by any independent source and none of GigCapital5, QT Imaging or any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives make any representation or warranty with respect to the accuracy of such research and information. This Presentation does not purport to be all inclusive or to contain all of the information that may be required to make a full analysis of QT Imaging, GigCapital5 or the Proposed Business Combination. Readers of this Presentation should make their own evaluation of QT Imaging, GigCapital5 and the Proposed Business Combination, and make such other investigations as they deem necessary. Forward Looking Statements This Presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of GigCapital5 and QT Imaging may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward‑looking statements include, without limitation, expectations of the management of QT Imaging with respect to the business and prospects of QT Imaging and the QTscan® and other products of QT Imaging, the benefits of the Proposed Business Combination, the plans, expectations and intentions of QT Imaging and GigCapital5, the satisfaction of the closing conditions to the Proposed Business Combination, the timing of the completion of the Proposed Business Combination and the future performance of QT Imaging, including the anticipated impact of the Proposed Business Combination on this performance. These forward-looking statements are (i) based on various assumptions, whether or not identified in this Presentation, and on the current expectations of management of QT Imaging, (ii) not predictions of actual performance, (iii) provided for illustrative purposes only and (iv) not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability or any representation by any person that the forward-looking statements set forth in this Presentation or the results contemplated thereby will be achieved.

Copyright © 2022 QT Imaging, Inc. All Rights Reserved. Disclaimer – Cont. Forward Looking Statements – Cont. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the parties to the Proposed Business Combination and are difficult to predict. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results, including, but not limited to: (1) the ability of GigCapital5, QT Imaging and the surviving company to issue equity or equity-linked securities in connection with the Proposed Business Combination or in the future, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Proposed Business Combination and the definitive agreements with respect thereto; (3) the inability to complete the Proposed Business Combination, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of the GigCapital5 proxy statement/prospectus are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the surviving company or the expected benefits of the Proposed Business Combination or due to failure to obtain approval of the stockholders of GigCapital5 and QT Imaging or other conditions to closing; (4) the amount of redemption requests made by GigCapital5’s stockholders; (5) the impact of the COVID-19 pandemic on (x) the parties’ ability to consummate the Proposed Business Combination and (y) the business of QT Imaging and the surviving company; (6) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Proposed Business Combination; (7) the inability to obtain or maintain the listing of the surviving company’s common stock on the New York Stock Exchange or any other national stock exchange following the Proposed Business Combination; (8) the risk that the Proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Proposed Business Combination; (9) the ability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition, the ability of the surviving company to grow and manage growth profitably and retain its key employees; (10) costs related to the Proposed Business Combination; (11) changes in applicable laws or regulations; (12) the demand for QT Imaging’s and the surviving company’s services together with the possibility that QT Imaging or the surviving company may be adversely affected by other economic, business, and/or competitive factors; (13) risks and uncertainties related to QT Imaging’s business, including, but not limited to, the ability of QT Imaging to increase sales of its output products in accordance with its plan; (14) risks related to the rollout of QT Imaging’s business and the timing of expected business milestones; (15) the effects of competition on QT Imaging’s business; (16) changes in domestic and foreign business, market, financial, political, and legal conditions; and (17) other risks and uncertainties included at the end of the Presentation or in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC by GigCapital5 and (y) other documents filed or to be filed with the SEC by GigCapital5. The foregoing list of factors is not exclusive.

Copyright © 2022 QT Imaging, Inc. All Rights Reserved. Disclaimer – Cont. Forward Looking Statements – Cont. If any of these risks, uncertainties or other factors materialize or QT Imaging’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither GigCapital5 nor QT Imaging presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements contained in this Presentation. In addition, forward looking statements in this Presentation speak only as of the date of this Presentation. While GigCapital5 and QT Imaging may elect to update these forward-looking statements at some point in the future GigCapital5 and QT Imaging do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based and specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GigCapital5’s and QT Imaging’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon these forward-looking statements. Information and opinions expressed in this Presentation were obtained from sources believed to be reliable and in good faith, and no representation or warranty, express or implied, is made as to the accuracy or completeness thereof. This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or constitute all the information necessary to adequately make an informed decision regarding your engagement with GigCapital5 or QT Imaging. Use Of Projections This Presentation contains projected financial and operational information with respect to QT Imaging, which constitutes forward-looking information for illustrative purposes only. It should not be relied upon as indicative of future results. The assumptions and estimates underlying any financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. QT Imaging has a limited operating history, has not generated significant revenues, has an unproven business model, and may face intense competition that makes it impossible to reliably predict future growth and operating results.

Copyright © 2022 QT Imaging, Inc. All Rights Reserved. Disclaimer – Cont. Trademark And Intellectual Property QT Imaging and GigCapital5 own or have proprietary rights to various trademarks, service marks and trade names used in this Presentation that are important to their respective businesses, many of which are registered under applicable intellectual property laws. This Presentation also contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not, imply a relationship with QT Imaging or GigCapital5, or an endorsement or sponsorship by or of QT Imaging or GigCapital5. Solely for convenience, trademarks, trade names and service marks referred to in this presentation may appear without the ®, ™ or SM symbols, but such references are not intended to indicate, in any way, that QT Imaging or GigCapital5 or any third party, as applicable, will not assert, to the fullest extent permitted under applicable law, its rights or the right of the applicable licensor to these trademarks, trade names and service marks. Participants in the Solicitation GigCapital5, QT Imaging, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GigCapital5 stockholders in connection with the Proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of GigCapital5’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 31, 2022 (the “GigCapital5 Annual Report”). Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GigCapital5’s stockholders in connection with the Proposed Business Combination will be set forth in the GigCapital5 proxy statement/prospectus for the Proposed Business Combination when available. Information concerning the interests of GigCapital5’s and QT Imaging’s equity holders and participants in the solicitation, which may, in some cases, be different than those of GigCapital5’s and QT Imaging’s equity holders generally, will be set forth in the GigCapital5 proxy statement/prospectus relating to the Proposed Business Combination when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents, once available, at the SEC’s website at www.sec.gov.

Copyright © 2022 QT Imaging, Inc. All Rights Reserved. Disclaimer – Cont. Additional Information and Where To Find It In connection with the Proposed Business Combination, it is intended that GigCapital5 will prepare the GigCapital5 proxy statement/prospectus in a registration statement on Form S-4 (the “Registration Statement”) to be filed with the SEC. The Registration Statement will include a preliminary proxy statement, and following review by the SEC, a definitive proxy statement to be mailed to GigCapital5’s stockholders in connection with GigCapital5’s solicitation of proxies for the vote by GigCapital5’s stockholders with respect to the Proposed Business Combination and other matters described in the Registration Statement, and a prospectus relating to the offer of the securities to be issued by GigCapital5 in connection with the Proposed Business Combination. GigCapital5 and QT Imaging urge investors and other interested persons to read, when available, the Registration Statement, as well as other documents filed with the SEC, because these documents will contain important information about QT Imaging, GigCapital5 and the Proposed Business Combination. When available, the definitive GigCapital5 proxy statement/prospectus and other relevant materials for the Proposed Business Combination will be mailed to stockholders of GigCapital5 as of a record date to be established for voting on the Proposed Business Combination. Such persons can also read the GigCapital5 Annual Report for a description of the security holdings of GigCapital5’s officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The Registration Statement, once available, and GigCapital5 Annual Report and Form 8-K can be obtained, without charge, at the SEC’s web site (http://www.sec.gov). Investment in any securities described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the Proposed Business Combination or the accuracy or adequacy of the information contained herein. Any representation to the contrary is a criminal offense.

Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Overview of GigCapital5, Inc.

- GigCapital5, Inc. (NYSE: GIA) is a $41M publicly traded Special Purpose Acquisition Company ("SPAC")
- GigCapital5's IPO was completed in September 2021
- Led by a proven management team of experienced entrepreneurs and executives
  - Deep public company management and board experience
  - Extensive global network of TMT business professionals and investors
  - Proven experience of M&A, strategy, and technology

Track Record of Successful SPAC Transactions[1]

GigCapital	GigCapital2	GigCapital3	GigCapital4	GigCapital5
IPO (NYSE: GIG)	IPO (NYSE: GIX)	IPO (NYSE: GIK)	IPO (NASDAQ: GIG)	IPO (NYSE: GIA)
DEC 2017 | NOV 2019	JUN 2019 | JUN 2021	MAY 2020 | MAY 2021	FEB 2021 | DEC 2021	SEP 2021 | 1H 2023
Kaleyra (NYSE: KLR) Closed on 11/23/19	UpHealth/Cloudbreak (NYSE: UPH) Closed on 6/9/21	Lightning eMotors (NYSE: ZEV) Closed on 5/7/21	BigBear.ai (NYSE: BBAI) Closed on 12/09/21	QT imaging

GigCapital5 Leadership Team



Dr. Avi Katz
EXECUTIVE CHAIRMAN

- Executive Chairman and Founding Managing Partner of GigCapital Global and all its entities, including GigCapital5
- COB of Kaleyra (NYSE: KLR), COB of UpHealth and Chair of Nom/Gov Committee (NYSE: UPH), BOD member BigBear (NYSE: BBAI) (Compensation Committee)
- Founder, COB, CEO GigOptix / GigPeak (NYSE: GIG)
- Serial entrepreneur and angel investor with 30+ years of experience in the technology sector



Dr. Raluca Dinu
CEO, PRESIDENT & BOD MEMBER

- Board of Directors Member and Founding Managing Partner of GigCapital Global, CEO, President of GigCapital5
- BOD member of UpHealth (NYSE: UPH) (Compensation Committee, Compliance Committee Chair, Audit Committee), BOD member of BigBear (NYSE: BBAI) (Audit Committee)
- Previously General Manager / Vice President at Integrated Device Technology (IDT), acquired by Renesas Electronics Corp.
- COO of GigPeak, led the transfer and integration of the team from GigPeak into IDT post the acquisition of GigPeak by IDT in 2017



Dotty Hayes
BOD MEMBER

- BOD member of BigBear (NYSE: BBAI) (Audit Committee Chair) and Intevac (Nasdaq: IVAC) (Audit Committee Chair), BOD member of First Tech Credit Union
- Previously Chief Audit Executive at Hewlett-Packard, Corporate Controller/Chief Accounting Officer at Intuit, Agilent Technologies and Apollo Computer

(1) Market data as of December 12, 2022.

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Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Built by a Veteran Healthcare Entrepreneur & Experienced Management

CEO & CHIEF MEDICAL OFFICER



John Klock, MD
Dr. Klock was involved in the founding of multiple disruptive medical companies, including BioMarin Pharmaceuticals ($19B market cap) where he served as President. Dr. Klock has authored over 70 peer-reviewed medical and scientific publications and holds 8 granted patents.

CHIEF FINANCIAL OFFICER



Mikie Price, CPA
Ms. Price is a graduate of UCLA with a BS in Mathematics and a Specialization in Computing. Previously she worked for 2 ½ years at Ernst & Young in the audit practice in San Francisco where she obtained her CPA license (inactive). Ms. Price worked at Lucasfilm Ltd. in the Corporate Accounting group for 21 years where she was the Assistant Controller.

CHIEF PRODUCT OFFICER



Nasser Pirshafiey, MBA
Mr. Pirshafiey previously founded and managed a consulting firm providing sustainable practices to industries including medical devices, high-tech, and consumer products for giants such as Johnson & Johnson and Siemens. He has 16 inventions filed with the US patent office.

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Copyright © 2022 QT Imaging, Inc. All Rights Reserved.
QT imaging

Executive Summary Broad-based, no radiation medical imagining solution: breast • infant body • orthopedics FDA-cleared breast scanner with better sensitivity and specificity than mammography Patent-protected technology: 14 granted US/Europe • 14 pending SW platform protected by trade secrets Worldwide distribution: Asia • Europe • Middle East • North Africa Experienced management with multiple successes Capital needs for additional FDA clearances, product development, clinical adoption, and commercialization NIH awards QT Imaging over $15.5M For new women’s imaging solution FDA grants 510(k) clearance For the QT scanner Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Mission Statement Develop a safer, more accurate comprehensive imaging system Develop a safe body imaging technology for healthy persons and infants Develop a safe body imaging technology that can be point of care Increase the speed of medical imaging Lower the cost of medical imaging Improve medical outcomes globally by increasing access to medical imaging NIH awards QT Imaging over $15.5M For new women’s imaging solution Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

NIH Grant History

YEAR	GRANT NUMBER	GRANT TITLE	INSTITUTION	AMOUNT
1976	1R01GM022549	Breast Tissue Characterization by Ultrasound	Mayo Clinic (Jim Greenleaf)	
1982-1989	1R01CA029728	Breast Cancer Detection using Ultrasound Tomography	University of Utah	$760,855
1987	1R43CA045852	Model scanner validation for inverse scatter imaging	University of Utah	$50,000
1994-1996	2R44CA045852	Scanner Validation for Inverse Scatter Breast Imaging	Techniscan Medical Inc	$750,000
1995	1R01CA065713	3-D Inverse Scattering for Breast Cancer Detection	Techniscan Medical Inc	$750,000
1997	1R43CA075828	New Software for ultrasound compression plate scanner	Techniscan Medical Inc	$99,992
1998-2001	1R43CA077981	Ultrasound reflection tomographic breast scanner	Techniscan Medical Inc	$848,088
1998-1999	1R43CA078018	Echo/Transmission Compression plate scanner	Techniscan Medical Inc	$99,994
2004	1R43CA105916	Synergy of inverse scatter and vibroacoustics	Techniscan Medical Inc	$99,997
2006	1R43CA121521	Breast Cancer Diagnosis: Ultrasound Quantitative Backscatter & Inverse Scattering	Techniscan Medical Inc	$147,987
2006-2009	1R44CA110203	2-clinic feasibility study Inverse scatter breast scan	Techniscan Medical Inc	$2,896,010
2007	1R43CA123915	Thermoacoustic and Inverse Scattering Breast Cancer Scanner	Techniscan Medical Inc	$119,504
2009-2012	1R01CA138536	Partnership multi-modality quantitative ultrasound prototype breast cancer scanner	Techniscan Medical Inc	$4,826,352
2012-2017	1RO1CA138536	Multi-modality quantitative ultrasound breast cancer scanner	CVUS Clinical Trials LLC	$3,750,000
2022-2027	1RO1CA273700	Quantitative Ultrasound Monitoring of Breast Cancer Therapies	QT Imaging & Univ Illinois	$3,100,000 ($1.1M to QT)
			TOTAL	**$18.3M - $15.5M to QT**

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Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

QT imaging

TREATMENT APPLICATIONS INFANT BODY SCANNING BODY SCANNER PLATFORM DEVELOPMENT 2022 2023 - 2025 DEDICATED BREAST SCANNER IMAGE-BASED BIOPSIES AND ROBOTIC SURGERY PLATFORM DEVELOPMENT ORTHOPEDIC SCANNING 2025 + Current and Future Platforms Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

QT'S Technology Has the Opportunity to Transform Several Large Markets

2022 GLOBAL MEDICAL IMAGING: $29B MARKET[1]

CURRENT MARKET	FUTURE MARKET	FUTURE MARKET	FUTURE MARKET
BREAST: $5B MARKET[2]	ORTHO: $9B MARKET[3]	INFANT: $8 B MARKET [4]	IMAGE-GUIDED PROCEDURES: $5B MARKET[5]
• QT initial area of focus • $15.5M of grants from NIH, as current standard of care is inadequate • Goal to replace all or part of current imaging paradigm which includes mammography, ultrasound (handheld and automated), and MRI	• Under development • Target replacing MRI examinations • Primary focus on orthopedic practices	• Under development • New market opportunity given limitations of current imaging modalities for infants	• Commenced feasibility study • Variety of image-guided procedures including biopsies, injections and cryoablation

(1) Medical Imaging Market Size, Share & Trends Analysis Report by Products (X-Ray, Ultrasound, Computed Tomography, Magnetic Resonance Imaging (MRI), Nuclear Imaging), by End Users (Hospitals, Diagnostic Imaging Centers, Other End Users), by Region (North America, Europe, Asia Pacific, Latin America, Middle East & Africa) - Global Industry Assessment (2016 - 2021) & Forecast (2022 - 2028), Vantage Market Research
(2) Coherent Market Insights
(3) Global Orthopedic Medical Imaging Systems Market Analysis Report 2022: Market to Reach $10.6 Billion by 2026 - The US Corners Orthopedic Medical Imaging Market with Adoption of Innovative Systems, Research and Markets.
(4) Pediatric Imaging Market Size, Share & Trends Analysis Report By Modality (X-ray, Ultrasound, MRI, CT), By Application (Gastroenterology, Cardiology, Oncology), By End User, By Region, And Segment Forecasts, 2020 – 2027, Grandview Research.
(5) Image-guided Therapy Systems Market Size, Share & Trends Analysis Report By Product (Ultrasound Systems, Computed Tomography Scanners), By Application, By End-use, And Segment Forecasts, 2022 – 2030, Grandview Research.

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Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

QT imaging

TECHNOLOGY OVERVIEW

er IMPROVED PATIENT EXPERIENCE Elimination of breast compression which could lead to improved compliance with screening guidelines (35% non-compliant) QT Has Introduced a New Imaging Modality LOWER COST The upfront and ongoing operating cost is significantly less than MRI or CT SUPERIOR IMAGE QUALITY High-fidelity, 3D sonographic images with exceptional resolution and accuracy SAFETY Does not require ionizing radiation, magnetic fields, or contrast agent injections GOAL TO IMPROVE SCREENING AND DIAGNOSIS FDA clearance for breast imaging; breakthrough designation recognizes potential to screen high risk young women Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Transmitter The 3D nature of the transmitted acoustic field is seen here. High Resolution, Quantitative Accuracy Requires 3D Model of Field Energy Top view of acoustic field Acoustic energy through knee tibio-femoral space Receiver Tx Rx Hoffa’s pad as a ‘lens’ in one view Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Proprietary Transmission Ultrasound Design allows for 3D Image Reconstruction

KEY SPECIFICATIONS

- Sound pressure plane wave 0.3 to 2 MHz
- Multi row vertical detector – 2,048 pixels
- Quantitative – acquisition in a 3D space
- Inverse scattering image reconstruction in 3D (not slice reconstruction)
- 150 trillion calculations per image

QT Imaging Plane Wave Transmitter



QT Imaging Multi-Array Detector



64 elements, 1.5x20mm
0.3 MHz – 2.0 MHz (1.25 Center)

2048 elements, each 0.45x2.5mm
0.3 MHz – 2.0 MHz



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Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

How to Get These Images: 3D Ultrasound Volography Massive redundancy 8 x 256 2D receiver array Transmitter Reflection arrays Water bath QT Imaging Scanner Key Specs – Breast Scanner Laboratory Resolution Reflective images: 0.9mm Transmission images: 1.3mm Clinical Feature detection: below 11mm Only imaging modality that can see to the level of tissue histology Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

The Ground Truth: QT Can See Down to the Level of Histology Source: John C. Klock, Elaine Iuanow, Bilal Malik, Nancy A. Obuchowski, James Wiskin, and Mark Lenox. Anatomy-Correlated Breast Imaging and Visual Grading Analysis Using Quantitative Transmission Ultrasound. International Journal of Biomedical Imaging Volume 2016, Article ID 7570406, 9 pages http://dx.doi.org/10.1155/2016/7570406) H&E Whole Breast SectionQT Speed Image Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Heavily Protected by Patents and Trade Secrets Patents and Trade Secrets QT uses a combination of patents and trade secrets to protect its technology Software IP is QT’s most valuable asset and is protected by trade secrets 14 active US/EP patents with an additional 14 patents pending with the PTO The two primary patents that form QT’s core technology are: 7,684,846 (Apparatus and Method for Imaging Objects with Wavefields) Describes the basic construction of QT’s system, the rotary nature, and water bath construction 8,246,543 (Imaging Method Utilizing Attenuation and Speed Parameters in Inverse Scattering Techniques) Describes the mathematical methods and optimizations used to compute a 3D ultrasound image very quickly In addition to patent filings in the US, QT has also filed for patent protection in France, Germany, Italy, Spain, The Netherlands and the U.K. Breast Scanning System (EP1610687) Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

BREAST HEALTH

QTscan Addresses Critical Deficiencies in Current Breast Imaging Paradigm

SIGNIFICANT SHORTCOMING FOR WOMEN WITH DENSE BREASTS

- 50% of women in the US have dense breasts[1]


50%
50%
Dense breast
Other

MAMMOGRAPHY MISSES 35–50% OF BREAST CANCERS IN DENSE BREAST TISSUE[2]

SCREENING COMPLIANCE


35%
65%
Do not follow guidelines
Follow guidelines

- 35% of women aged 40–70 do not get screened.[3]

FOR EVERY 1,000 SCREENING MAMMOGRAMS:

RECALLS
15% recalled for additional imaging – mammogram and/or ultrasound[4]

150



98% OF RECALLS ARE AVOIDABLE

BIOPSIES
~10% biopsy rate for callbacks[5]

15



OVER 80% OF CALLBACK BIOPSIES ARE BENIGN

CANCER INCIDENCE
0.3% cancer diagnosis[6]

3



(1)What it means to have dense breasts. Center for Disease Control and Prevention
(2)The Role of Ultrasound in Screening Dense Breasts. NCBI.
(3) Mammography. Center for Disease Control and Prevention
(4)False-negative rate of combined mammography and ultrasound for women with palpable breast masses. Breast Cancer Research and Treatment.
(5)Biopsy. National Breast Cancer Foundation, Inc.
(6)U.S. Breast Cancer Statistics. Breastcancer.org.

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Copyright © 2022 QT Imaging, Inc. All Rights Reserved.
QT imaging

Modality Comparisons: The QT Scan Provides Exceptional Image Quality Copyright © 2022 QT Imaging, Inc. All Rights Reserved. The QT Imaging Advantage… ...OVER MAMMOGRAPHY Improved image quality Safer (no radiation), allowing for more frequent imaging Greater sensitivity and specificity Licensed technician not required No special facility requirements Quantifiable/repeatable …OVER HHUS Superior image quality Not operator dependent Quantifiable/repeatable …OVER MRI High resolution and contrast-to-noise ratio Faster, with no injection needed Lower equipment cost Licensed technician not required No special facility or shielding requirements QT SCAN

Invasive Ductal Carcinoma Case 10 XRM HHUS MRI QT Scan Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Higher Sensitivity and Specificity Than All Other Modalities QT Imaging MRI Handheld Ultrasound Mammography Image Quality Safety Speed Cost Efficiency Patient Experience Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

QT Offers Only True 3D Data Capture and Image Reconstruction

GE Healthcare	SIEMENS	SonoCiné	HITACHI	Delphinus Medical Technologies	QT imaging
Product					
Invenia ABUS	**Acuson S2000 ABVS**	**AWBUS**	**Sofia 3D**	**Delphinus SoftVue**	**QT Breast Scanner**
					
Design Type					
Articulating Arm	Articulating Arm	Articulating Arm Guided Handheld	Rotating Armature	Water Bath	Water Bath
Output					
Stacked 2D Reflection Slices	Stacked 2D Reflection Slices	Stacked 2D Reflection Slices	Stacked 2D Reflection Slices	Stacked 2D Slices	**Only Full 3D**
					

Source: Manufacturer's websites.

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Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

CLINICAL RESULTS

Cysts Implant with Mass Cancer Clinical Trials – Dense Breast Imaging Study Confirmed DBT = 40% False-Negatives Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Clinical Trials – Two Blinded Randomized Trials VS QT was Non-inferior to Digital Breast Tomosynthesis in Mass Detection Study #1 Study #2 Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Clinical Trials – Prostate Cancer Study VS QT had 86% sensitivity and 94% specificity 7T MRI had 65% sensitivity and 96% specificity These results were reported at three scientific meetings: American Urological Association meeting Sept. 2021 Engineering and Urology Society 35th Annual Meeting, “2022 Best Abstract Award", J. Enders SPIE Medical Imaging, Feb. 2022 MRI UT Reflection Wholemount Pathology Axial MRI (A), acquired axial UT reflection sequence (B), acquired axial UT reflection sequence (C) Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

QT Imaging is an Nvidia Inception Partner


NVIDIA A100
Tensor Core GPU
Unprecedented acceleration at every scale

J. Wiskin and J. Klock, "3D Ultrasound tomography timing validation for clinical deployment," in 2022 IEEE International Ultrasonics Symposium (IUS), 2022, pp. 1-3.
DOI: 10.1109/IUS54386.2022.9957317


1 A100 vs 2 P6000
Factor
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
ImpChestBlur
ImpGlobalBlur
SSS nok
SSS
chestBlur
Global Blur
default

Speed up factor for one (1) A100 vs Two (2) P6000s across several QT Imaging reconstruction 'protocols'

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Copyright © 2022 QT Imaging, Inc. All Rights Reserved.
QTimaging

Imaging Advances Normal 5 Degree Tilted Array Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Imaging Advances – Cont. Normal Artifact Reduction Using Machine Learning Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

REGULATORY STATUS

Regulatory Clearances – December 2022 Update

INDICATION FOR USE	DESCRIPTION	FDA-CLEARED
BREAST IMAGING SOFTWARE IMPROVEMENTS	TRANSMISSION AND REFLECTION IMAGES OF THE BREAST RE-PROCESSING AND IMPROVED VIEWER	K162372 ISSUED (2017) K181785, K190626 (2018)
BREAKTHROUGH DESIGNATION		Q181785 (2019)
MEASURE FIBROGLANDULAR VOLUME (FGV)	ENABLES MONITORING OF HORMONE BLOCKER TREATMENTS IN WOMEN ENABLES MONITORING OF ADJUVANT CHEMOTHERAPY PRIOR TO SURGERY	K220933 (2022)

INDICATION FOR USE	DESCRIPTION	STATUS	NEXT STEPS
SCREENING YOUNG AT-RISK WOMEN	ALLOWS FOR PRIMARY SCREENING OF YOUNGER WOMEN WITH CANCER GENES OR STRONG FAMILY HISTORY	ALL DATA NEARLY COMPLETED	FDA SUBMISSION Q1 2023
CLINICAL TRIAL IN TORONTO CANADA	ALLOWS FOR SALE AND USE OF QT BREAST SCANNER BY INVESTIGATIONAL TESTING AUTHORITY	UNDER HEALTHCARE CANADA REVIEW	
SALE OUTSIDE U.S.	REQUIRED FOR PRODUCT REGISTRATION OF QT BREAST SCANNER IN COUNTRIES THAT USE US FDA CLEARANCE AS PREDICATE	ISO 13485 CERTIFICATION	PHASE II AUDIT IN Q1 2023

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Copyright © 2022 QT Imaging, Inc. All Rights Reserved.
QT imaging

FDA Breakthrough Device Designation for Screening Fast-track 45-Day Review Preferred Standards for Clearance Guidance for Indications for Use CPT code fast track Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

OPEN ANGLE SCANNER

Open Angle Scanner Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Developing an Open angle Scanner Will Expand the Technology to New Markets FURTHER OPPORTUNITIES FOR MARKET ENTRY The Open Angle Scanner uses an open, partial angle configuration with the same platform technology as the QT Breast Scanner An open, partial angle configuration reduces the viewing field from 360 degrees to 325 degrees and provides additional capabilities for QT technology in: Orthopedic imaging Whole body infant scanning Biopsy and image-guided diagnostic and treatment procedures Scanner satisfies the need for better image reconstruction techniques in partial-ring tomography systems, and offers a safe, comfortable, and affordable in-office imaging solution Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Feasibility Studies Have Been Successfully Completed and the Development of the Open Angle Scanner Is Underway DEVELOPMENT STAGE QT has successfully completed feasibility studies for partial angle reconstruction QT has verified the ability to perform data acquisition and image reconstruction with a membrane within the field Currently doing conceptual work to design a device platform to accommodate orthopedic and infant imaging Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Technology for Orthopedics Validated and Published in Nature (2020) Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

QT vs MRI: Human Knee QT Scan MRI – Proton Density Fat-Suppressed Articular cartilage Biceps femoris Gastrocnemius muscle Hoffa’s pad Patellar tendon Biceps femoris – lack of signal on MRI Lack of signal More detail in tissue Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

QT SPEED OF SOUND VALUES Quantitative Segmentation for Speed of Sound QT Imaging has validated orthopedic imaging using cadavers Articular cartilage: 1664 (26.5) m/s Medial collateral ligament: ~ 1690 (38) m/s Muscle (sartorius): 1571 (28) m/s Fat: 1437 (18.5) m/s Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Orthopedic Surgeons (In-Office) Sports Teams (On-the Field) Military (Ships and Field Use) Point-of-Care Target Markets Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Infant Body Scanner There is a significant opportunity for a safe, inexpensive whole body infant scanner Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Breast Body Imaging Validation WHOLE BODY PIGLET CROSS SECTION QT Imaging MRI (T2 Fat-suppressed sequence) Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

QT vs 3T MRI QT Imaging 3T MRI Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

QT Lung Imaging Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Breast CT QT Eye Imaging Validation MRI Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

SPEED OF SOUND IMAGING Breast QT Imaging Histology Eye Imaging Validation – Cont. Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Open Angle Scanner Development Timeline Ortho Software Development Infant Software Development Open Angle Hardware Development Software Development 510(k) Rollout Submitted w/Hardware Image-Guided Procedure Software Development Software Development 2022 2023 2024 Software Development Prototype Design & Build Proof of Concept 2025 Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

CLINICAL ADOPTION

QT Imaging Platform Has Broad Application Across Breast Health DIAGNOSI S SUPPLEMENTAL SCREENING MONI TORI NG Adjunct to mammography Dense Breasts Intermediate to high-risk women Implants Primary Screening for mammogram ineligible patients (age <35) Young, high-risk women Women with previous breast or chest radiation Adjunctive and/or alternative to handheld ultrasound Alternative to breast MRI with gadolinium injection Quantification of fibroglandular volume AI-enabled diagnostics Benign vs malignant Accurate tumor size Potential for biopsy procedures with the 2nd generation open angle scanner (currently under development) Ability to use repeatedly with no side effects/non-invasive Measure and track mass size and growth Assess response to treatments Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Traditional Upfront Purchase: MSaaS (Medical Scan as a Service)/Per Click Model: Turnkey Model (includes scan interpretation): * all require annual maintenance and custom disposables Pricing Structures Allow Providers Flexibility in Using the QT Scanner INITIAL TARGET MARKETSPRICING MODEL* Community Cancer Centers Academic Medical Centers Private Practices Independent Breast Imaging Centers 56 Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Reimbursement Will Be Driven by the Value and Savings Provided to Patients FUTURE CURRENT Existing CPT codes, non-specific to QT technology: Unilateral or Bilateral breast ultrasound (76641 or 76642) 3D rendering (76377) Other ultrasound procedures (76999) CPT code specific to QTscan® Higher reimbursements capture full value of unique advantages that QT scans offer Process to QT-specific code facilitated by breakthrough designation Reimbursement agreements with specific insurance companies and programs Integrated health systems focused on minimizing overall cost of care Programs serving higher risk groups Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

OPERATIONS AND FINANCIALS

QT Imaging Has Full Range of Operational Capabilities

OPERATIONS

- **MANFUACTURING**
  - SolidWorks, MATLAB, Altium, CadLink
- **MANFUACTURING ENGINEERING**
  - NetSuite ERP
- **SCIENCE, R&D, ENGINEERING**
  - SolidWorks, CUDA, Nsight, C++, C, MATLAB, Python, F95, colab, Fiji, AnalyzePro
- **REGULATORY AND QUALITY**
  - FDA registered, Experien® QMS, ISO 60601-1 compliant (Intertek®), CA FDB registered
- **ACCOUNTING/ FINANCE**
  - NetSuite ERP

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Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Hardware Assembly and Software Development Are Internally Managed

QT ASSEMBLY AND BUILD PROCESS

Hardware

- Testing and inspection of all incoming components and sub assemblies
  - Data Acquisition Subsystem (QT proprietary design)
  - Transducers (QT proprietary design)
  - Beam Formers (QT proprietary design)
  - GPU (Based on Nvidia)
- Assembly of ~900 parts (excluding common hardware)
- Final calibration, verification/validation, and shipment
- Build/Test time → 270 hours

Software

- In-house development and installation of software
  - Control – runs the mechanics and user interface
  - Reconstruction – converts raw data into DICOM images
- Interfaces with standard PACS
- Development and production is conducted under design control and QT's QMS system







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Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

QT imaging

Scanner Deployment and Availability Seven machines deployed Seven machines near completion Parts for five additional machines currently in inventory Eight machines in the pipeline for sale in 2023 Pipeline of finished goods, WIP, and raw material inventory will enable us to fulfill demands from Asia, EMEA, and the United States and ramp up production as required Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Capital Is Required to Gain Additional FDA Clearances for Breast and Build Out Next Generation Scanner $5M $6M Five NA placements; seven international placements in 2023 Generate clinical data Publish data Develop market advocates Screening Clearance for high-risk young women Product enhancements Build sales and marketing team Refine user requirements and value proposition Develop proof of concept and prototype Develop relationships with KOLs and pilot sites 18 Months 18 Months Capital Required Prototype Design FDA Clearance for Screening Major Milestone Key Steps NEXT GENERATION OPEN ANGLE SCANNER BREAST SCANNER Public Company Expense $4.5M D&O Audit Legal Investor Relations 18 Months Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Transaction Detail (1) Enterprise Value Post Combination of approx. $219M QT Imaging shareholders to roll 100% of their equity; Equity Value Pre-Combination of approx. $147M(3) Seeking to raise $26M PIPE Transaction expected to be completed in H1 2023, QT Imaging to trade on NYSE under ticker “QTI” Sources $ % Seller Equity Roll-Over $147 67% Cash in Trust 41 19% PIPE 26 12% Debt 4 2% Total Sources $218 100.0% Uses $ % Seller Equity Roll-Over $147 67% Cash to Balance Sheet 56 26% Debt 4 2% Estimated Fees & Expenses 11 5% Total Uses $218 100.0% Share Price(4) $10.00 Shares Outstanding (M) 27.9 Equity Value Pre-Combination $147 Enterprise Value Post-Combination $219 Dollar figures and percentages rounded for presentation. GigCapital5 Insiders includes Founder Shares and Private Placement Units issued to sponsor and underwriter. This is calculated as $151M less approx. $4M of debt that remains with the company following the business combination. Share price to be adjusted to the GIA share price in the day of closing. ILLUSTRATIVE SOURCES & USES TRANSACTION HIGHLIGHTS $ IN MILLIONS $ IN MILLIONS PRO FORMA VALUATION Copyright © 2022 QT Imaging, Inc. All Rights Reserved.

Copyright © 2022 QT Imaging, Inc. All Rights Reserved. Risk Factors All references to “QT Imaging,” “Company,” “we,” “us” or “our” refer to the business of QT Imaging, Inc. The risks presented below are certain of the general risks of the Company, GigCapital5, Inc (“SPAC”), and the proposed transaction between the Company and the SPAC (the “Proposed Business Combination”). You should carefully consider these risks and uncertainties, together with the information in this Presentation and the Company’s financial statements and related notes when filed with the U.S. Securities and Exchange Commission, and you should carry out your own diligence and consult with your own financial and legal advisors concerning the risks before making any investment decisions. Legal, Regulatory and Compliance Risks QT Imaging’s medical device scanners, as well as our business operations and activities, are subject to extensive regulation and compliance obligations, as well as rigorous enforcement, including by the U.S. FDA and numerous other federal, state, and non-U.S. governmental authorities. We cannot guarantee that we will be able to obtain or maintain marketing clearance for our new products or enhancements or modifications to existing products. The failure to maintain approvals or obtain approval or clearance could have a material adverse effect on our business. The use, misuse or off-label use of our products may result in injuries that lead to product liability suits, which could be costly to our business. Healthcare reform measures could hinder or prevent the commercial success of our business. If clinical studies for future indications do not produce results necessary to support regulatory clearance or approval in the U.S. or elsewhere, we will be unable to commercialize our products for these indications. Failure to obtain regulatory approvals in foreign jurisdictions will prevent us from marketing our products internationally. Unauthorized third parties may seek to access our devices or our products and services, or related devices, products and services and modify or use them in a way inconsistent with our FDA clearances and approvals, which may create risks to users. Our products may be subject to recalls after receiving FDA or foreign approval or clearance which could divert managerial and financial resources, harm or reputation and adversely affect our business. If we fail to comply with U.S. federal and state fraud and abuse and other healthcare laws and regulations, including those relating to kickbacks and false claims, we could face substantial penalties and our business operations and financial condition could be harmed.

Development Stage Technology Risks The market for the Company’s medical scanner is subject to technological change. The success of the Company depends on the timely perception of new trends, developments and customer needs, constant further development of engineering expertise and ensuring that products and services keep pace with technological developments. Our competitors may launch new products and services earlier or at more competitive prices or secure exclusive rights to new technologies. If our competitors gain advantages in alternative technologies, this could affect the competitive position of the Company. If these circumstances materialize, it may have a significant adverse effect on the company’s business, prospects, financial results, or results of operations. Defects or failures associated with our products could lead to recalls, safety alerts or litigation, as well as significant costs and negative publicity. Adoption of our product depends upon appropriate healthcare provider training. Inadequate training may lead to negative patient outcomes, effect adoption of our products and adversely affect our business.   We have a history of generating net losses, and if we are unable to achieve adequate revenue growth while our expenses increase, we may not achieve or maintain profitability in the future. If we fail to manage our growth effectively or to sustain our revenue growth, we may be unable to execute our business plan, maintain customer satisfaction or adequately address competitive challenges. Members of the Company’s management have limited experience in operating a public company. The requirements of being a public company may strain our resources and divert management’s attention, and the increases in legal, accounting and compliance expenses that will result from being a public company may be greater than we anticipate. If we do not attract new customers and increase our customers’ use of our products and services, our business will suffer. Our ability to recruit, retain, and develop qualified personnel is critical to our success and growth.  If our technical and maintenance support services are not satisfactory to our customers, they may not buy future products, which could materially and adversely affect our future results of operations and financial condition. Any future litigation against us could be costly and time-consuming to defend. Our pricing decisions and pricing models may adversely affect our ability to attract new customers and retain existing customers. We may require additional capital, which additional financing may result in restrictions on our operations or substantial dilution to our stockholders, to support the growth of our business, and this capital might not be available on acceptable terms, if at all. The estimates of market opportunity and forecasts of market growth included in this presentation may prove to be inaccurate, and even if the market in which we compete achieves the forecasted growth, our business could fail to grow at similar rates, if at all. Copyright © 2022 QT Imaging, Inc. All Rights Reserved. Risk Factors – Cont. Risks Related to Our Business

Copyright © 2022 QT Imaging, Inc. All Rights Reserved. Risk Factors – Cont. Intellectual Property Risks Although the Company has been granted several patents, no assurances can be given that the scope of any patent protection will exclude competitors or provide competitive advantages to the Company, that anticipated and/or desired additional patents will be awarded, that any of the Company’s patents will be held valid if challenged or that others will not claim rights in them, or that the Company’s existing patents will not be designed around or improved upon by others. A loss of any of the Company’s key intellectual property rights would be detrimental to the Company’s prospects. If we fail to adequately protect our intellectual property rights, our competitive position could be impaired, and we may lose valuable assets, generate reduced revenue and become subject to ligation to protect our rights. We may be subject to claims by third parties of intellectual property infringement. We use open-source software in our devices, which could negatively affect our ability to sell our services or subject us to litigation or other actions. Third- party claims that we are infringing intellectual property, whether successful or not, could subject us to costly and time-consuming litigation or expensive licenses, and or business could be adversely affected. Our intellectual property applications, including patent applications, may not be approved of granted or may take longer than expected to be approved, which may have a material adverse effect on our ability to prevent others from commercial exploiting products similar to ours. In addition to patented, technology, we rely on trade secrets, designs, experiences, workflows, data processes, software and know-how. Reimbursement of Services Most of QT Imaging’s customer pool, and the health care providers to whom their customers supply medical services, rely on third-party payers, including government programs and private health insurance plans, to reimburse some or all of the cost of the procedures for which QT Imaging manufactures or produces medical scanners. If third-party payer coverage and adequate reimbursement cannot be obtained, sales of the Company’s products and the ability to sell our products profitably may decline significantly. Changes to reimbursement rates and measures to reduce healthcare costs may adversely impact our business. Financing Risk The Company will need to raise additional capital to fund its current business plan. It is probable that the Company’s plans will change; such changes may require more capital than currently planned. Financing may not be available or may only be available on unfavorable terms. If the Company cannot raise adequate funds to satisfy its capital requirements, the Company may need to significantly alter or limit its operations.

Copyright © 2022 QT Imaging, Inc. All Rights Reserved. Risk Factors – Cont. General Business Risks Downturns or volatility in general economic conditions could have a material adverse effect on the Company’s business, financial condition, results of operations and liquidity. The Company's competitive position could be adversely affected if it is unable to meet customers’ quality requirements. If the Company is unable to expand or further diversify its customer base, its business, financial condition, and results of operations could suffer. If the Company’s products do not conform to, or are not compatible with, existing or emerging industry standards, demand for its products may decrease, which in turn would harm the Company’s business and operating results. The Company is subject to risks and uncertainties associated with international operations, which may harm its business. The Company's company culture has contributed to its success and if the Company cannot maintain this culture as it grows, its business could be harmed. The Company may not be able to effectively manage its growth and may need to incur significant expenditures to address the additional operational and control requirements of its growth, either of which could harm the Company’s business and operating results. The Company may from time-to-time desire to exit certain programs or businesses, or to restructure its operations, but may not be successful in doing so. The Company may pursue mergers, acquisitions, investments and joint ventures, which could divert its management’s attention or otherwise disrupt its operations and adversely affect its results of operations. The Company may not be able to convert its pipeline or orders in backlog into revenue. The Company may not manage its growth effectively. Our forecasts and projections are based on assumptions, analyses and internal estimates developed by our management. If these assumptions, analyses or estimates prove to be incorrect or inaccurate, our actual operating results may differ materially from those forecasted or projected. The market adoption of our product is evolving and may develop more slowly or differently than we expect. Our future success depends on the growth and expansion of these markets and our ability to adapt and respond effectively to evolving markets. Interruption or failure of our information technology and communication systems could impact our ability to effectively provide our products and services. We are subject to cybersecurity risks to operational systems, security systems, infrastructure, integrated software in our products and customer data processed by us or third-party vendors or suppliers and any material failure, weakness, interruption, cyber event, incident or breach of security could hinder the effective operation of our business.

Copyright © 2022 QT Imaging, Inc. All Rights Reserved. Risk Factors – Cont.  Risks Related to the Business Combination The Proposed Business Combination may disrupt current plans and operations of the Company. If the Proposed Business Combination’s benefits do not meet expectations of investor or securities analysts, the market price of the SPAC’s securities, or following the consummation of the Proposed Business Combination, the combined company’s securities, may decline. The valuation ascribed to the combined company may not be indicative of the price that will prevail in the trading market following the Prosed Business Combination. If an active market for the combined company’s securities develops and continues, the trading price of the combined company’s securities following the Proposed Business Combination could be volatile and subject to wide fluctuations in response to various factors, which could contribute to the loss of all or part of your investment. Both the SPAC and the Company will incur significant transactions costs in connection with the Proposed Business Combination. The SPAC and the Company many not successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that conde adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of the SPAC is not obtained. The consummation of the Proposed Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Proposed Business Combination agreement may be terminated in accordance with its terms and the Proposed Business Combination may not be completed. There is no guarantee that a stockholder’s decision whether to redeem its shares for a pro rata portion for the trust account will put the stockholder in a better future economic position. Legal proceedings in connection with the Proposed Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Proposed Business Combination. Following the consummation of the Proposed Business Combination, the combined company will incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operation. Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect the Company’s or the combined company’s business, including the ability of the parties to consummate the Proposed Business Combination, and results of operation of the Company or the combined company. The ability to successfully effect the Proposed Business Combination and the combined company’s ability to successfully operation the business thereafter will be largely dependent upon the efforts of certain key personnel of the Company, all of whom we expect to say with the combined company following the Proposed Business Combination. The loss of such key personnel could negatively impact he operation and financial results of the combined business. The SPAC’s ability to complete an initial business combination may be adversely affected by downturns in the financial markets or in economic conditions, increases in oil prices, inflation, increases in interest rates, supply chain disruptions, declines in consumer confidence and spending, the ongoing effects of the COVID-19 pandemic, including resurgences and the emergence of new variants, geopolitical instability, such as the military conflict in the Ukraine.

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